UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Xtant Medical HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

664 Cruiser Lane

Belgrade, Montana 59714

(406) 388-0480

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 30, 2019

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Xtant Medical Holdings, Inc. (the “Company”) on October 30, 2019 at 9:00 a.m., Eastern Time, at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178, for the following purposes:

1.	To elect the five nominees named in the accompanying proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000;

4.	To approve an amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan to increase the number of shares of common stock available for issuance by 1,500,000;

5.	To approve, on an advisory basis, the compensation of the Company’s executive officers named in the accompanying proxy statement;

6.	To indicate, on an advisory basis, whether future votes to approve executive compensation should occur every one, two, or three years; and

7.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on September 16, 2019 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning October 20, 2019 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting.

By Order of the Board of Directors

/s/ Jeffrey Peters
Jeffrey Peters
Chairman of the Board

Belgrade, Montana
September 20, 2019

i

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on October 30, 2019: The proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, are available at www.xtantmedical.com (click “Investors” and “SEC Filings”).

ii

XTANT MEDICAL HOLDINGS, INC.
664 Cruiser Lane
Belgrade, Montana 59714
(406) 388-0480

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 30, 2019

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) for our 2019 Annual Meeting of Stockholders, which will take place on October 30, 2019. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being sent on or about September 20, 2019 to all stockholders entitled to vote at the Annual Meeting.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held on October 30, 2019 at 9:00 a.m., Eastern Time, at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178.

Q:	How do I attend the Annual Meeting?

A:	Only stockholders of record on the record date of September 16, 2019 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Annual Meeting. If you plan to attend the meeting in person, please bring the following:

●	Photo identification.

●	Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock on the Record Date or (b) an account statement showing that you beneficially owned shares of our common stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding our corporate governance practices, the Board of Directors, our named executive officers, the compensation of our directors and named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

1

Q:	How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2018?

A:	We have enclosed with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended. Our Annual Report on Form 10-K can also be accessed through our website at www.xtantmedical.com (click “Investors” and “SEC Filings”). We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the Securities and Exchange Commission (“SEC”) on April 1, 2019, and we subsequently filed an amendment to such report on Form 10-K/A to include certain additional information required by Form 10-K on April 29, 2019. We sometimes collectively refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, as our 2018 Annual Report.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect the five nominees named in this proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000;

4.	To approve an amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan to increase the number of shares of common stock available for issuance by 1,500,000;

5.	To approve, on an advisory basis, the compensation of the Company’s executive officers named in this proxy statement;

6.	To indicate, on an advisory basis, whether future votes to approve executive compensation should occur every one, two, or three years; and

7.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:	How many votes must the nominees for director have to be elected?

A:	In order for a director to be elected at a meeting at which a quorum is present, the director must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:	What are the voting requirements to approve the other proposals?

A:	The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve each of the voting proposals in this proxy statement, other than Proposals One, Three and Six. With respect to Proposal One, the five director nominees receiving the highest number of affirmative votes will be elected. With respect to Proposal Three, the affirmative vote of a majority of shares outstanding is required to approve the proposal. With respect to Proposal Six, the choice of frequency that receives the greatest number of votes is considered the preference of our stockholders.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares “FOR” all five of the director nominees, “FOR” the ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm, “FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000; “FOR” the approval of the amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan to increase the number of shares available for issuance by 1,500,000, “FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement; and for, on an advisory basis, the “ONE YEAR” frequency of advisory votes to approve executive compensation.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations.

2

Q:	What shares may I vote?

A:	Each share of our common stock issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had 13,161,762 shares of common stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and beneficial owner.

Stockholder of Record

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designees, Greg Jensen, the Company’s Vice President, Finance and Chief Financial Officer, and Jeffrey Peters, the Company’s Chairman of the Board, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Mr. Jensen and Mr. Peters.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 9:00 a.m., Eastern Time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

3

Q:	May I vote my shares in person at the Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating, and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing, and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement, namely “FOR” all five of the director nominees, “FOR” the ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm, “FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000; “FOR” the approval of the amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan to increase the number of shares available for issuance by 1,500,000, “FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement; and for the approval, on an advisory basis, of the “ONE YEAR” frequency of advisory votes to approve executive compensation.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

4

A broker is entitled to vote shares held for a beneficial owner on routine matters. The ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm in Proposal Two and the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock in Proposal Three are routine matters; and, accordingly, a broker is entitled to vote shares held for a beneficial owner on those proposals without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe, based on the rules of the New York Stock Exchange (“NYSE”), that the election of directors in Proposal One, the approval of the amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan in Proposal Four, the advisory vote on executive compensation in Proposal Five, and the advisory vote on the frequency of advisory votes on executive compensation in Proposal Six are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Whether a voting proposal is ultimately determined routine or non-routine is determined by the NYSE. Accordingly, if beneficial owners desire not to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

Broker non-votes count for purposes of determining whether a quorum is present.

Q:	How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes

Proposal One: Election of Directors	Plurality of the votes cast. This means that the five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.

Proposal Three: Approval of Amendment to Amended and Restated Certificate of Incorporation	Affirmative vote of the holders of a majority of the shares of common stock outstanding.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.

Proposal Four: Approval of Amendment to Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan	Affirmative vote of a majority of votes cast on the proposal.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Five: Advisory Vote on Executive Compensation	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Six: Advisory Vote on Frequency of Advisory Votes on Executive Compensation	Plurality of votes cast. The choice of frequency that receives the greatest number of votes is considered the preference of our stockholders.	Abstentions will have no effect.	Broker non-votes will have no effect.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

5

Q:	How many votes are required to hold the Annual Meeting?

A:	The presence, in person or by proxy, of the holders of one-third of the shares of our common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Annual Meeting.

6

PROPOSAL one—ELECTION OF DIRECTORS

Board Size and Structure

Our Second Amended and Restated Bylaws provide that the Board will consist of at least one member or such other number as may be determined by the Board from time to time or by the stockholders at an annual meeting. The Board has fixed the number of directors at five, and we currently have five directors serving on the Board. Each director holds office for a term of one year or until his successor is duly elected and qualified, subject to his earlier death, resignation, disqualification or removal.

Current Directors and Nominees for Director

The Board has nominated the following five individuals to serve as our directors until the next annual meeting of stockholders or until their respective successors are elected and qualified. All of the nominees named below are current members of the Board.

The names, ages, and positions of our nominees for director as of September 10, 2019 are as follows:

Name	Age	Position
John Bakewell(1)	58	Director
Michael Eggenberg(2)	49	Director
Robert McNamara(1)(2)	62	Director
Jeffrey Peters	51	Chairman of the Board and Director
Matthew Rizzo(2)	47	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

Each director elected at the Annual Meeting will serve a one-year term until the Company’s next annual meeting and until his successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the five nominees. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board. Each nominee has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Board Nomination Rights

Pursuant to an Investor Rights Agreement, dated as of February 14, 2018 (“Investor Rights Agreement”), by and among the Company and certain stockholders, including without limitation, OrbiMed Royalty Opportunities II, LP (“OrbiMed”) and ROS Acquisition Offshore LP (“ROS” and, together with OrbiMed, the “Investors”), for so long as the Ownership Threshold (as defined in the Investor Rights Agreement) is met, the Investors are entitled to nominate such individuals to the Board constituting a majority of the directors. The Investors have nominated Michael Eggenberg, Matthew Rizzo and Jeffrey Peters to the Board.

Additional Information About Director Nominees

The Board believes that our current five directors collectively have the experience, qualifications, attributes, and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders, and a dedication to enhancing stockholder value.

7

The business experience of our nominees for director is summarized below.

John Bakewell has served as a member of our Board since February 2018. Mr. Bakewell was initially elected to the Board in connection with our restructuring in February 2018. Mr. Bakewell is an independent board member and consultant to the medical technology industry. Mr. Bakewell served as the Chief Financial Officer of Exact Sciences Corporation, a molecular diagnostics company, from January 2016 to November 2016. Mr. Bakewell previously served as the Chief Financial Officer of Lantheus Holdings, Inc., a diagnostic medical imaging company, from June 2014 to December 2015, as the Chief Financial Officer of Interline Brands, Inc., a distributor and direct marketer of broad-line maintenance, repair and operations products, from June 2013 to May 2014, and as the Executive Vice President and Chief Financial Officer of RegionalCare Hospital Partners, an owner and operator of non-urban hospitals, from January 2010 to December 2011. In addition, Mr. Bakewell held the position of Chief Financial Officer with Wright Medical Group, Inc., an orthopaedic company, from 2000 to 2009, with Altra Energy Technologies, Inc. from 1998 to 2000, with Cyberonics, Inc. from 1993 to 1998 and with Zeos International, Ltd. from 1990 to 1993. Mr. Bakewell began his career in the public accounting profession, serving seven years, collectively, with Ernst & Young and KPMG Peat Marwick. Mr. Bakewell previously served on the board of directors of Entellus Medical, Inc., a public ENT-focused medical device company, until its acquisition by Stryker Corp.; ev3 Inc., a public endovascular medical device company, until its acquisition by Covidien plc; Keystone Dental, Inc., a private dental implant medical device company; and Corindus Vascular Robotics, Inc., a public cardiovascular robotics medical technology company. Mr. Bakewell holds a Bachelor of Arts in Accounting from the University of Northern Iowa and is a certified public accountant (current status inactive). Mr. Bakewell’s extensive financial and managerial experience as a chief financial officer of several publicly traded medical technology companies and his background and sophistication in finance and accounting contributes valuable experience to our Board.

Michael Eggenberg has served as a member of our Board since February 2018. Mr. Eggenberg was initially elected to the Board in connection with our restructuring in February 2018. Mr. Eggenberg is a designee of the Investors under the Investor Rights Agreement. Since December 2016, Mr. Eggenberg has been a Managing Director with OrbiMed Advisors LLC, a private equity and venture capital firm, focusing on healthcare royalty and structured finance investments. From May 2005 to December 2016, Mr. Eggenberg was with Fortress Investment Group LLC, a global investment manager, most recently as a Managing Director focused on special opportunities funds. Mr. Eggenberg previously held positions at CIT Group Inc., Wells Fargo Bank, N.A. and Bank of America, formerly NationsBank. Mr. Eggenberg received his BS in Finance and General Business from Drexel University. Mr. Eggenberg brings valuable experience in the life science industry and finance experience to the Board.

Robert McNamara has served as a member of our Board since February 2018. Mr. McNamara was initially elected to the Board in connection with our restructuring in February 2018. He also serves as Audit Committee Chairman of Axonics Modulation Technologies (AXNX). From January 2013 to July 2016, Mr. McNamara served as Executive Vice President and from April 2012 to July 2016 as the Chief Financial Officer for LDR Holding Corporation, a publicly held medical device company acquired by Zimmer Biomet Holdings, Inc. In addition, Mr. McNamara has previously served as the Senior Vice President and Chief Financial Officer for publicly traded medical device companies including Accuray, Inc., Somnus Medical Technologies Inc. and Target Therapeutics, Inc., was a member of the board of directors of Northstar Neurosciences Inc. and is the former Mayor of Menlo Park, California. Mr. McNamara holds a Bachelor of Science in Accounting from the University of San Francisco and a Masters of Business Administration in Finance from The Wharton School at the University of Pennsylvania. Mr. McNamara brings valuable finance and accounting experience in the medical device industry to the Board.

Jeffrey Peters has served as Chairman of our Board and a member of our Board since February 2018. Mr. Peters was initially elected to the Board in connection with our restructuring in February 2018. Mr. Peters has over 25 years of medical device experience. Mr. Peters is a designee of the Investors under the Investor Rights Agreement. Since December 2017, Mr. Peters has served as the President and Chief Executive Officer of Cardialen, Inc., a private medical device company developing low-energy therapy for cardiac arrhythmias. Mr. Peters is also a Venture Partner for OrbiMed Advisors LLC, a private equity and venture capital firm, a position he has held since January 2018. Mr. Peters served as Executive Chairman of Neurovasc Technologies, Inc. an interventional neuroradiology ischemic stroke technology company, from December 2015 to May 2017, and served as Chief Executive Officer of Anulex Technologies Inc., a former privately held medical device manufacturer, from April 2011 until May 2016. From 2013 to December 2017, Mr. Peters also served as an independent medical device consultant. From 2001 to 2007, Mr. Peters served in various positions at ev3 Inc., an endovascular company now owned by Medtronic plc, and its predecessor companies, including Chief Technology Officer, Vice President, Research and Development, Cardio Peripheral Division and Vice President, Business Development. Mr. Peters’ financial roles include portfolio manager at Black River Asset Management LLC from 2007 to 2008, an entrepreneur-in-residence at Foundation Medical Partners from 2009 to 2011, and an equity research analyst at Dain Rauscher Wessels from 1997 to 2001. Mr. Peters currently serves as a member of the board of directors of Children’s Minnesota. Mr. Peters received his BS in Mechanical Engineering. and MBA from the University of Minnesota. Mr. Peters brings substantial medical device experience, including having served in several executive roles with start-up and emerging medical device companies, and significant financial and operating experience to the Board.

Matthew Rizzo has served as a member of our Board since February 2018. Mr. Rizzo was initially elected to the Board in connection with our restructuring in February 2018. Mr. Rizzo is a designee of the Investors under the Investor Rights Agreement. Since April 2010, Mr. Rizzo has been a Partner with OrbiMed Advisors LLC, a private equity and venture capital firm, and is focused on healthcare royalty and structured finance investments. From 2009 to 2010, Mr. Rizzo was a Senior Director in Business Development at Ikaria, a biotherapeutics company. From 2006 to 2009, Mr. Rizzo was Vice President at Fortress Investment Group LLC, a global investment manager, focused on healthcare investments in the Drawbridge Special Opportunities Funds. From 2001 to 2006, Mr. Rizzo was at GlaxoSmithKline, where he worked in business and commercial analysis. Mr. Rizzo received his MBA from Duke University and his BS from University at Buffalo. Mr. Rizzo brings valuable experience in the life science industry and finance experience to the Board.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the election of John Bakewell, Michael Eggenberg, Robert McNamara, Jeffrey Peters, and Matthew Rizzo to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

8

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

AND CORPORATE GOVERNANCE

Investor Rights Agreement

Effective February 14, 2018, in connection with our first quarter 2018 debt restructuring, we entered into an Investor Rights Agreement with Royalty Opportunities, ROS, Park West Investors Master Fund, Limited (“PWIMF”) and Park West Partners International, Limited (“PWPI”). Under the Investor Rights Agreement, ROS and Royalty Opportunities are permitted to nominate a majority of the directors and designate the chairperson of our Board of Directors at subsequent annual meetings, as long as they maintain an ownership threshold in our Company of at least 40% of our then outstanding common stock (the “Ownership Threshold”). If ROS and Royalty Opportunities are unable to maintain the Ownership Threshold, the Investor Rights Agreement contemplates a reduction of nomination rights commensurate with their ownership interests.

For so long as the Ownership Threshold is met, we must obtain the approval of a majority of our common stock held by ROS and Royalty Opportunities to proceed with the following actions: (i) issue new securities; (ii) incur over $250,000 of debt in a fiscal year; (iii) sell or transfer over $250,000 of our assets or businesses or our subsidiaries in a fiscal year; (iv) acquire over $250,000 of assets or properties in a fiscal year; (v) make capital expenditures over $125,000 individually, or $1,500,000 in the aggregate during a fiscal year; (vi) approve our annual budget; (vii) hire or terminate our chief executive officer; (viii) appoint or remove the chairperson of our Board of Directors; and (ix) make, loans to, investments in, or purchase, or permit any subsidiary to purchase, any stock or other securities in another entity in excess of $250,000 in a fiscal year. As long as the Ownership Threshold is met, we may not increase the size of our Board or Directors beyond seven directors without the approval of a majority of the directors nominated by ROS and Royalty Opportunities.

The Investor Rights Agreement grants Royalty Opportunities, ROS, PWPI and PWIMF the right to purchase from us a pro rata amount of any new securities that we may propose to issue and sell. The Investor Rights Agreement may be terminated (a) upon the mutual written agreement of all the parties, (b) upon our written notice, ROS or Royalty Opportunities if ROS and Royalty Opportunities’s ownership percentage of our then outstanding common stock is less than 10%, or (c) upon written notice of ROS and Royalty Opportunities. The right of PWPI and PWIMF to purchase from us a pro rata amount of any new securities will terminate at such time as their aggregate ownership percentage of our then outstanding common stock is less than 8.5%.

Director Independence

The Board has affirmatively determined that the following two Board members are currently “independent directors,” as defined under the independence standards of the NYSE American: John Bakewell and Robert McNamara.

Board Leadership Structure

Under the terms of the Investor Rights Agreement, the Investors have the right to designate the Chairman of the Board and have so designated Jeffrey Peters. Accordingly, Mr. Peters serves as Chairman of the Board. We currently do not have a Chief Executive Officer and have commenced a search for a new permanent Chief Executive Officer. In the meantime, Greg Jensen, our Vice President, Finance and Chief Financial Officer has assumed the principal executive officer duties. We believe this leadership structure is in the best interests of the Company and our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership, and performance of the Company and the Chairman of the Board’s responsibility to guide overall strategic direction of the Company, provide oversight of our corporate governance and guidance to our Chief Executive Officer, and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe that the Company is currently well-served by this leadership structure.

Board Meetings

The Board met 15 times during fiscal 2018. During fiscal 2018, all directors attended at least 75% of the meetings of the Board and Board committees on which the director served during the last fiscal year.

9

We do not have a formal policy on Board member attendance at annual meetings of stockholders. All Board members serving at the time of the Company’s 2018 annual meeting of stockholders attended the annual meeting.

Board Committees

We currently maintain two Board committees, an Audit Committee and a Compensation Committee. We are a controlled company and have elected not to comply with the NYSE American corporate governance requirements, which require an independent nomination and governance committee and an independent compensation committee. We currently do not maintain a nomination and governance committee, which the Board believes is appropriate in light of our status as a controlled company. The entire Board is involved in the consideration of director nominees, as discussed below. While we maintain a Compensation Committee, it is not independent according to NYSE American corporate governance requirements. Prior to the creation of the Compensation Committee in November 2018, the Audit Committee was our only standing Board committee during fiscal 2018.

The following table summarizes the current membership of each of our two board committees as of September 10, 2019.

Director	Audit Committee	Compensation Committee
John Bakewell	Chair
Michael Eggenberg		●
Robert McNamara	●	Chair
Jeffrey Peters
Matthew Rizzo		●

Audit Committee

The organization and primary responsibilities of the Audit Committee are set forth in its charter, posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”), and include various matters with respect to the oversight of our accounting and financial reporting process and audits of our financial statements. The primary purposes of the Audit Committee include:

●	overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

●	providing assistance to the Board with respect to its oversight of the following:

○	integrity of the Company’s financial statements and internal controls;

○	the Company’s compliance with legal and regulatory requirements;

○	the qualifications and independence of the Company’s independent registered public accounting firm; and

○	the performance of the Company’s internal audit function, if any, and independent registered public accounting firm; and

●	preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission.

The Audit Committee currently consists of Mr. Bakewell (Chair) and Mr. McNamara. During fiscal 2018, immediately following the special meeting of stockholders on February 13, 2018, Mr. Bakewell (Chair), Michael Mainelli, and Mr. McNamara served on the Audit Committee. Mr. Mainelli resigned from the Audit Committee in May 2018. Mr. Lopach (Chair), Mr. Buckman, and Mr. Mazzocchi served on the Audit Committee from January 2018 to February 13, 2018. The Audit Committee met six times during fiscal 2018.

10

Under the NYSE American listing standards, all Audit Committee members must be independent directors and meet heightened independence requirements under the federal securities laws. In addition, all Audit Committee members must be financially literate, and at least one member must be financially sophisticated. Further, under SEC rules, the Board must determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that both Mr. Bakewell and Mr. McNamara are independent, financially literate, and sophisticated and qualify as “audit committee financial experts” in accordance with the applicable rules and regulations of the SEC.

Compensation Committee

In November 2018, the Board created a Compensation Committee to assist the Board with various compensation related matters. The organization and responsibilities of the Compensation Committee are set forth in its charter, which is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). The primary purposes of the Compensation Committee include:

●	recommending to the Board all compensation for the Company’s Chief Executive Officer and other executive officers;

●	administering the Company’s equity-based compensation plans;

●	reviewing, assessing, and approving overall strategies for attracting, developing, retaining, and motivating Company management and employees;

●	overseeing the development and implementation of succession plans for the Chief Executive Officer and other key executive officers and employees;

●	reviewing, assessing, and approving overall compensation structure on an annual basis; and

●	recommending and leading a process for the determination of non-employee director compensation.

The Compensation Committee consists of Mr. McNamara (Chair), Mr. Eggenberg, and Mr. Rizzo. The Compensation Committee did not meet during fiscal 2018.

As described above, the Compensation Committee is responsible for recommending to the Board all compensation for the Company’s Chief Executive Officer and other executive officers. The Compensation Committee has engaged the services of Compensia, an independent compensation consultant, to assist the Compensation Committee in recommending, and the Board in determining, compensation levels for the Chief Executive Officer and other executive officers. The Compensation Committee anticipates continuing to utilize the advice and analysis of Compensia in setting compensation levels for these individuals.

Director Nomination Process

In identifying and evaluating candidates for membership on the Board, the Board may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity (including, but not limited to, gender, race, ethnicity, age, experience, and skills), and the extent to which the candidate would fill a present need on the Board. The Company does not have a formal diversity policy for directors. The Board identifies director candidates based on input provided by a number of sources, including Board members, stockholders, management, and third parties. The Board does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, and must include certain information concerning the nominee as specified in the Company’s Second Amended and Restated Bylaws.

Risk Oversight

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies upon management to supervise day-to-day risk management.

11

Risk is inherent in every business. We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity, and tax), operational, political, strategic, and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board, as a whole and through the Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to the Company. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on our processes for the management of business and financial risks, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for the review of important financial and operating topics that present potential significant risks to the Company. Management regularly discusses with the Board the strategies and risks facing the Company. This current leadership structure is appropriate and in the best interests of the Company and its stockholders at this time for a number of reasons, including (i) the extensive experience of the members of the Board and management, (ii) our status as a controlled company, and (iii) the appropriate balance of risks relating to the concentration of authority through the oversight of our Chairman.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics for the CEO and Senior Financial Officers as well as a Code of Conduct that applies to all directors, officers, and employees. Our corporate governance materials, including our Code of Ethics for the CEO and Senior Financial Officers and Code of Conduct, are available on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”).

Stockholder Communications

The Board does not have a formal process for stockholders to send communications to the Board and does not feel that such a process is necessary at this time. If the Company receives stockholder communications that cannot be properly addressed by officers of the Company, the officers bring the matter to the attention of the Board.

Director Compensation

Director Compensation Program

Our current director cash compensation consists of an annual cash retainer paid to each director and an additional annual cash retainer paid to the Chairman of the Board, Audit Committee Chair, and Compensation Committee Chair and equity grants from time to time. The following table sets forth the current annual cash retainers:

Description	Annual Cash Retainer
Non-Employee Director	$50,000
Chairman of the Board Premium	32,500
Audit Committee Chair Premium	32,500
Compensation Committee Chair Premium	32,500

Upon the recommendation of the Compensation Committee, the Board recently approved increases in compensation for the Chairman of the Board and Board committee chairs, each from $12,500 to $32,500.

During 2018, each of John Bakewell, Michael Mainelli, Robert McNamara, and Jeffrey Peters received a restricted stock award valued at approximately $100,000 for 20,833 shares of our common stock, and Mr. Peters, as Chairman of the Board, and Mr. Bakewell, as Audit Committee Chair, each received an additional award valued at $25,000 for 5,209 shares of our common stock. These awards, which were valued based on the fair market value of our common stock on February 14, 2018, vest and become non-forfeitable in two equal installments on February 15, 2019 and February 15, 2020. Neither Michael Eggenberg nor Matthew Rizzo received equity awards.

12

Former Director Advisory Agreement

On May 21, 2018, we entered into an advisory agreement with Michael Mainelli, a former member of the Board, pursuant to which he served as an advisor to the Board until he became Interim Chief Executive Officer on October 12, 2018. He was paid $2,600 per day of service. This agreement was terminated effective September 30, 2018.

Director Compensation Table for Fiscal 2018

The following table describes the compensation earned by our current and former directors during fiscal 2018. Mr. O’Connell served as a director from the beginning of fiscal 2018 through February 13, 2018, but was not separately compensated for his service as a director. In addition to serving as a director, Mr. Mainelli also served as Interim Chief Executive Officer from October 12, 2018 until March 18, 2019. Mr. O’Connell’s compensation and Mr. Mainelli’s compensation for his service as Interim Chief Executive Officer are described in the Summary Compensation Table under “Executive Compensation.”

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	All Other Compensation	Total
Current Directors
John Bakewell	$54,861	$191,669	$—	$—	$246,530
Michael Eggenberg	43,889	—	—	—	43,889
Robert McNamara	43,889	146,248	—	—	190,137
Jeffrey Peters	54,861	161,460	—	—	216,321
Matthew Rizzo	43,889	—	—	—	43,889
Former Directors
Paul Buckman	7,700	—	—	—	7,700
John Deedrick	8,556	—	—	—	8,556
Michael Lopach	6,906	—	—	—	6,906
Michael Mainelli	89,889	153,331	—	—	243,220
Rudy Mazzocchi	6,967	—	—	—	6,967
Kent Swanson	9,778	—	—	—	9,778
Eric Timko	6,844	—	—	—	6,844

(1)	The amount reported in the “Stock Awards” column represents the aggregate grant date fair value for the restricted stock awards granted to our non-employee directors in 2018. The grant date fair value for the restricted stock awards was determined based on the prior day closing sale price of our common stock on the grant date.

13

PROPOSAL two—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

We are seeking stockholder ratification of the appointment of Plante & Moran PLLC (“Plante Moran”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019. If the stockholders fail to ratify the appointment of Plante Moran, the Audit Committee may reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders. We do not expect representatives from Plante Moran to attend the Annual Meeting.

Change in Independent Registered Public Accounting Firm

As previously disclosed, effective October 1, 2018, EKS&H LLLP (“EKS&H”) combined with Plante Moran. As a result, EKS&H resigned as the Company’s independent registered public accounting firm. Upon the resignation of EKS&H, the Audit Committee engaged Plante Moran as the Company’s new independent registered public accounting firm for the remainder of 2018.

The audit reports of EKS&H on the Company’s financial statements for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years ended December 31, 2017 and 2016 and through the subsequent interim period preceding EKS&H’s resignation, there were no disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years. During the two most recent fiscal years ended December 31, 2017 and 2016 and through the subsequent interim period preceding EKS&H’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2017 and 2016 and through the subsequent interim period preceding Plante Moran’s engagement, the Company did not consult with Plante Moran on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Plante Moran did not provide either a written report or oral advise to the Company that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on October 9, 2018, provided EKS&H with a copy of the disclosures, and requested that EKS&H furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements therein. A copy of the letter dated October 8, 2018 was filed as an exhibit to such Form 8-K.

Audit and Non-Audit Fees

The following table presents the aggregate fees billed for professional services rendered by Plante Moran and EKS&H for the years ended December 31, 2018 and December 31, 2017.

	2018	2017
Audit fees	$282,000	$283,000
Audit-related fees	16,500	14,500
Tax fees	—	45,000
All other fees	28,203	28,869
Total fees	$326,703	$371,369

14

In the table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice, and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax, and all other services up to $20,000. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Plante Moran and EKS&H during fiscal 2018 and fiscal 2017.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements, and for the public reporting process. Plante & Moran PLLC, our independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In this context, the Audit Committee has (i) reviewed and discussed the audited financial statements with management and our independent registered public accounting firm, (ii) discussed with our independent auditor the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board standards, and (iii) received written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

This report is dated as of March 29, 2019.

Respectfully submitted,

John Bakewell
Robert McNamara

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

15

PROPOSAL THREE— APPROVAL OF amendment to AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED shares OF COMMON STOCK

Background

Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of common stock, par value $0.000001 per share. On August 30, 2019, the Board unanimously adopted a resolution approving, and recommending that our stockholders approve, an amendment to Article IV of our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock that we are authorized to issue to 75,000,000 (the “Charter Amendment”).

The Board believes that it is advisable and it is in the best interests of our company and our stockholders to increase the total number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential future corporate needs, including without limitation potential future debt restructurings; capital-raising or financing transactions; potential strategic transactions, including mergers, acquisitions, and other business combinations; grants and awards under equity compensation plans; and other general corporate purpose transactions.

As of September 10, 2019, there were 13,161,762 shares of our common stock outstanding. In addition, 2,910,609 shares of common stock have been reserved for future issuance under outstanding warrants, 337,562 shares of common stock have been reserved for future issuance under outstanding option and restricted stock unit awards and 962,278 shares of common stock have been reserved for future issuance under our current equity compensation plan. Accordingly, 32,627,789 of the 50,000,000 of common stock currently authorized remain available for issuance or reserved for issuance.

Text of the Proposed Charter Amendment

We propose to amend Section 1 of Article IV of our Amended and Restated Certification of Incorporation so that it would state in its entirety as follows:

ARTICLE IV: AUTHORIZED STOCK

“1. Total Authorized. The total number of shares of all classes of stock which the Corporation shall have authority to issue:

COMMON STOCK:	Seventy-Five Million (75,000,000) with a par value of $0.000001 (USD)
PREFERRED STOCK:	Ten Million (10,000,000) with a par value of $0.000001 (USD)”

Purpose of the Proposed Charter Amendment

The Board believes that additional authorized shares of common stock would provide us with the necessary flexibility to issue shares in the future for various corporate purposes and enable us to take timely advantage of market conditions and opportunities without the delay and expense associated with convening a special stockholders’ meeting for such purpose, except as otherwise required by law and the rules of the NYSE American. These corporate purposes, include, but are not limited to, potential future debt restructurings; capital-raising or financing transactions; potential strategic transactions, including mergers, acquisitions, and other business combinations; grants and awards under equity compensation plans; and other general corporate purpose transactions.

In the past, we have used authorized but unissued shares in connection with debt restructurings, equity financings and for issuance pursuant to equity compensation plans. Although the Board has discussed from time to time another possible future debt restructuring, the Board has not approved any such restructuring at this time. Other than shares of our common stock subject to outstanding warrants, stock options and restricted stock unit awards and that have been reserved for future issuance under our equity compensation plans and discussions regarding a possible future debt restructuring, we currently do not have any plans, commitments, arrangements, understandings or agreements to issue any currently authorized and unissued shares of our common stock, or any of the additional shares of common stock that would be authorized by the proposed Charter Amendment.

16

All of the additional shares resulting from the increase in our authorized common stock would be of the same class with the same dividend, voting, liquidation and similar rights as the shares of common stock presently outstanding. The shares would be unreserved and available for issuance. No further authorization for the issuance of common stock by stockholder vote is required under our existing Amended and Restated Certificate of Incorporation, and none would be required prior to the issuance of the additional shares of common stock by Xtant, subject to applicable law or the rules of any stock exchange on which our common stock is then listed. Stockholders have no preemptive rights to acquire any shares issued by Xtant under its existing Amended and Restated Certificate of Incorporation, and stockholders would not acquire any such rights with respect to any additional shares under the proposed Charter Amendment.

Potential Effects of the Proposed Charter Amendment

The Board is required to make any determination to issue shares of our common stock based on its judgment regarding the best interests of our company and our stockholders. Future issuances of shares of our common stock or securities convertible into shares of our common stock could have a dilutive effect on our earnings per share, book value per share and the voting interest and power of our current stockholders since holders of our common stock are not entitled to preemptive rights. In addition, although we have not proposed the increase in the total number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of our company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of our company or could be issued to persons allied with the Board or management and thereby having the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. The additional shares also could be issued in private placements and without stockholder approval or further action by our stockholders, subject to applicable law or the rules of any stock exchange on which our common stock is then listed. Accordingly, if the proposed Charter Amendment is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our common stock, or the replacement or removal of our Board or management.

SEC rules require disclosure of charter and bylaw provisions that could have an anti-takeover effect. The following other provisions of our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws may have the anti-takeover effect of preventing, discouraging or delaying any change in the control of our company:

●	Supermajority Voting Provisions. Our Amended and Restated Certificate of Incorporation provides that any amendment or repeal of certain articles of the Amended and Restated Certificate of Incorporation, or the adoption of any provision inconsistent with such articles, requires the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding shares of capital stock of Xtant entitled to vote generally in the election of directors, voting together as a single class. While other voting thresholds require an affirmative vote of the majority of the voting power of the then outstanding shares, this provision increases this threshold. Therefore, this provision may have the effect of making certain corporate approvals, such as amending our Second Amended and Restated Bylaws or our Amended and Restated Certificate of Incorporation to allow for cumulative voting or to change the manner in which special meetings of stockholders may be called, more challenging for stockholders.

●	Blank Check Preferred Stock. Our Amended and Restated Certificate of Incorporation authorizes unissued shares of preferred stock, also known as “blank check” preferred stock. The existence of authorized but unissued shares of preferred stock may enable our Board to render more difficult or to discourage an attempt to obtain control of Xtant by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our Board were to determine that a takeover proposal is not in the best interests of Xtant, our Board could cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group. In this regard, our Amended and Restated Certificate of Incorporation grants our Board broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance may also adversely affect the rights and powers, including voting rights, of such holders and may have the effect of delaying, deterring or preventing a change in control of Xtant.

17

●	Stockholder Action. Our Second Amended and Restated Bylaws provide that any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, so long as prompt notice is given to non-consenting stockholders.

●	Special Meeting of Stockholders. Our Second Amended and Restated Bylaws provide that special meetings of stockholders may only be called by the Board, the chairman of the Board, or the Chief Executive Officer.

●	Advance Notice Requirements for Stockholder Proposals and Director Nominations. Our Second Amended and Restated Bylaws provide that stockholders who desire to nominate a person for election to our Board must comply with specified notice and information provisions. Our Second Amended and Restated Bylaws contain similar advance notice provisions for stockholder proposals for action at annual meetings. These provisions prevent stockholders from making nominations for directors and stockholder proposals from the floor at any stockholder meeting and require any stockholder making a nomination or proposal to submit the name of the nominees for board seats or the stockholder proposal, together with specified information about the nominee or any stockholder proposal, prior to the meeting at which directors are to be elected or action is to be taken. These provisions ensure that stockholders have adequate time to consider nominations and proposals before action is required, and they may also have the effect of delaying stockholder action.

The Board believes that additional authorized shares of common stock would provide us with the necessary flexibility to issue shares in the future for various corporate purposes and enable us to take timely advantage of market conditions and opportunities without the delay and expense associated with convening a special stockholders’ meeting for such purpose, except as otherwise required by law and the rules of the NYSE American or any stock exchange on which our common stock is then listed. These corporate purposes, include, but are not limited to, potential future debt restructurings; capital-raising or financing transactions; potential strategic transactions, including mergers, acquisitions, and other business combinations; grants and awards under equity compensation plans; and other general corporate purpose transactions.

Timing of the Proposed Charter Amendment

If the proposed Charter Amendment to increase the number of authorized shares of our common stock is approved by our stockholders, it will become effective immediately upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If the proposed Charter Amendment is not approved by our stockholders, the number of authorized shares of common stock will remain unchanged.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 50,000,000 to 75,000,000.

18

PROPOSAL FOUR—APPROVAL OF amendment to the
xtant medical holdings, INC. 2018 EQUITY INCENTIVE PLAN

Background

On August 30, 2019, the Board, upon recommendation of the Compensation Committee, adopted, subject to approval by our stockholders, an amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares of Xtant common stock available for issuance under the 2018 Plan by an additional 1,500,000 shares (the “Plan Amendment”). The 2018 Plan permits the grant of non-statutory and incentive stock options, stock appreciation rights, or “SARs”, restricted stock awards, restricted stock units, or “RSUs”, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. Our continuing ability to offer equity incentive awards under the 2018 Plan is critical to our ability to attract, motivate, and retain qualified personnel, particularly as continue to search for a new chief executive officer and in light of the highly competitive market for employee talent in which we operate. If our stockholders approve the Plan Amendment, the Plan Amendment will become effective as of the date of stockholder approval. If our stockholders do not approve the Plan Amendment, the 2018 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

Reasons Why You Should Vote in Favor of the Plan Amendment

The Board recommends a vote “FOR” approval of the Plan Amendment because the Board believes an increase in the number of shares available for issuance under the 2018 Plan is in the best interests of the Company and our stockholders for the following reasons:

●	Attracts and retains talent. Talented and motivated employees, non-employee directors, and consultants are essential to executing our business strategies. Stock-based compensation is an important component of total compensation for our non-employee directors, executive officers and key employees because such compensation enables us to effectively recruit and retain qualified individuals while encouraging them to think and act like owners of Xtant.

●	Consistent with our pay-for-performance compensation philosophy to increase stockholder value. We believe that stock-based compensation, by its very nature, is performance-based compensation. We use incentive compensation both to reinforce desired business results for our key employees and to motivate them to achieve those results.

●	Aligns director, employee, and stockholder interests. We believe our stock-based compensation programs help align the interests of our non-employee directors and employees with those of our stockholders. We believe our long-term stock-based incentives help promote long-term retention of our non-employee directors, employees and encourage significant ownership of our common stock. If the Plan Amendment is approved, we will be able to maintain these important means of aligning the interests of our non-employee directors and employees with those of our stockholders.

●	Protects stockholder interests and embraces sound equity-based compensation practices. As described below under the heading “—Summary of Sound Governance Features of the 2018 Plan,” the 2018 Plan includes a number of features that are consistent with protecting the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the 2018 Plan

The Board and Compensation Committee believe that the 2018 Plan contains several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, including the following:

✓	No automatic share replenishment or “evergreen” provision	✓	No re-pricing of “underwater” stock options or SARs without stockholder approval
✓	Will not be excessively dilutive to our stockholders	✓	No discounted or reload stock options or SARs
✓	Limits on non-employee director awards	✓	No tax gross-ups
✓	No reload stock options or SARs	✓	“Clawback” provisions
✓	No liberal share counting or “recycling” of shares from exercised stock options, SARs, or other stock-based awards	✓	No liberal change in control definition

19

Background for Shares Authorized for Issuance

If the Plan Amendment is approved, the maximum number of shares of common stock available for issuance under the 2018 Plan will be equal to the sum of 1,500,000 shares plus 1,307,747 shares originally available under the 2018 Plan. As of September 10, 2019, 332,448 shares of our common stock were subject to outstanding awards under the 2018 Plan and 962,278 shares of our common stock remained available for issuance under the 2018 Plan.

In determining the number of shares of common stock by which to increase the 2018 Plan, the Board and Compensation Committee considered a number of factors, which are discussed further below, including:

●	Shares currently available under the 2018 Plan and total outstanding equity-based awards and how long the shares available are expected to last;

●	Historical equity award granting practices, including our annual share usage rate (commonly referred to as “burn rate”); and

●	Potential dilution and overhang.

Shares Available and Outstanding Equity Awards

While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In determining the number of shares of common stock by which to increase the 2018 Plan, the Board and Compensation Committee also considered shares currently available under the 2018 Plan and total outstanding equity awards and how long the shares available under the 2018 Plan are expected to last. To facilitate approval of the Plan Amendment, set forth below is information about our shares of common stock that may be issued under our equity compensation plans as of September 10, 2019.

As of September 10, 2019,

●	we had 13,161,762 shares of common stock issued and outstanding;

●	Stock options to purchase 210,360 shares of our common stock and restricted stock and restricted stock unit awards covering 122,088 shares were outstanding under the 2018 Plan and stock options to purchase 18,032 shares of our common stock and restricted stock awards covering 23,438 shares of our common stock were outstanding under our prior equity compensation plan; and

●	962,278 shares remained available for issuance under the 2018 Plan.

Historical Equity Award Granting Practices

In determining the number of shares of common stock by which to increase the 2018 Plan, the Board and Compensation Committee also considered the historical number of equity awards granted under the 2018 Plan in the fiscal year ended December 31, 2018. The following table sets forth information regarding awards granted and earned and the annual burn rate for the last fiscal year.

2018
Stock options granted	650,770
Restricted stock awarded	93,750
Restricted stock units awarded	40,000
Weighted average basic common shares outstanding during fiscal year	11,740,550
Burn rate	6.7%

Based on historical and anticipated granting practices and the recent trading price of our common stock, we expect the additional shares authorized for issuance by the Plan Amendment to cover awards for approximately three years. However, we cannot predict our future equity grant practices, the future price of our shares, or future hiring activity with any degree of certainty at this time, and the share increase provided by the Plan Amendment could last for a shorter or longer time.

20

Potential Dilution and Overhang

In determining the number of shares of common stock by which to increase the 2018 Plan, the Board and Compensation Committee also considered the potential dilution and overhang that would result by approval of the Plan Amendment, including the policies of certain institutional investors and major proxy advisory firms.

Potential dilution is calculated as shown below:

Potential dilution	=	Total outstanding award shares
Total number of outstanding shares + total outstanding award shares

Total outstanding award shares include shares to be issued on exercise or settlement of outstanding equity awards.

Potential overhang is calculated as shown below:

Potential overhang	=	Total potential award shares
Total number of outstanding shares + total outstanding award shares

Total potential award shares include shares underlying equity awards that may be made under the 2018 Plan, including the share increase provided by the Plan Amendment, plus total outstanding award shares.

As of September 10, 2019, potential dilution was 2.8%, and potential overhang was 9.9%. If the Plan Amendment is approved, potential dilution will be 2.8%, and potential overhang will be 21.0%.

Summary of the 2018 Plan Features

The major features of the 2018 Plan, assuming approval of the Plan Amendment, are summarized below. The summary is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which may be obtained upon request to our Corporate Secretary at 664 Cruiser Lane, Belgrade, Montana 59714, or by telephone at (406) 388-0480. A copy of the 2018 Plan incorporating the Plan Amendment has also been filed electronically with the SEC as an appendix to this proxy statement and is available through the SEC’s website at www.sec.gov.

Purpose. The purpose of the 2018 Plan is to advance the interests of the Company and our stockholders by enabling the Company and our subsidiaries to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

Plan Administration. The Board and the Compensation Committee administer the 2018 Plan, although the Board currently grants all equity awards under the 2018 Plan. Subject to certain limitations, the plan administrator has broad authority under the terms of the 2018 Plan to take certain actions under the plan.

Delegation. To the extent permitted by applicable law, the Board or Compensation Committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers as it may deem advisable. The Board or Compensation Committee may authorize one or more directors or officers of the Company to designate employees, other than officers, non-employee directors, or 10% stockholders of the Company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing. The Board may not, without prior approval of our stockholders, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the 2018 Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or the grant price of the SAR.

21

Shares Authorized. Subject to adjustment (as described below), the maximum number of shares of our common stock authorized for issuance under the 2018 Plan, assuming the Plan Amendment is approved, is 1,500,000 shares plus 1,307,747 shares originally available under the 2018 Plan. No more than 1,307,747 total shares may be granted as incentive stock options and no more than 100,000 shares may be granted to any non-employee director in any one plan year (other than shares received in lieu of any annual cash retainer or meeting fees).

Shares that are issued under the 2018 Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the 2018 Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares authorized for issuance under the 2018 Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the 2018 Plan, any shares withheld to pay the exercise price or grant price of awards under the 2018 Plan, and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will be counted against the shares authorized for issuance under the 2018 Plan and will not be available again for grant under the 2018 Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the 2018 Plan. Any shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. Any shares related to awards granted under the 2018 Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the shares will be available again for grant under the 2018 Plan. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the 2018 Plan. The shares available for issuance under the 2018 Plan may be authorized and unissued shares or treasury shares.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off), or other similar change in the corporate structure or shares of our common stock, the Board will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the 2018 Plan. In order to prevent dilution or enlargement of the rights of participants, the Board may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Eligible Participants. Awards may be granted to employees, non-employee directors, and consultants of the Company or any of our subsidiaries. A “consultant” for purposes of the 2018 Plan is one who renders services to the Company or its subsidiaries that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of September 10, 2019, 136 employees and five non-employee directors would have been eligible to participate in the 2018 Plan had it been approved by our stockholders at such time.

Types of Awards. The 2018 Plan permits the grant of non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2018 Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiary. Each stock option granted under the 2018 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting, and any other conditions. The exercise price of each stock option granted under the 2018 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Committee, the closing price of our common stock, as reported on the NYSE American, on the immediately prior trading day. The closing price of our common stock, as reported on the NYSE American on September 16, 2019, was $2.44 per share. The Board fixes the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock, or a combination of both equal to the difference between the fair market value of shares of our common stock and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the Board may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Board fixes the term of each SAR, but SARs granted under the 2018 Plan will not be exercisable more than 10 years after the date the SAR is granted.

22

Restricted Stock Awards, Restricted Stock Units, and Deferred Stock Units. Restricted stock awards, restricted stock units, or RSUs, and/or deferred stock units may be granted under the 2018 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs or deferred stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. Deferred stock units permit the holder to receive shares of common stock or the equivalent value in cash or other property at a future time as determined by the Board. The Board will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or deferred stock units granted, and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of common stock, other awards, or a combination of both, may be granted under the 2018 Plan in such amounts and upon such terms as the Board may determine. The Board will determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

Non-Employee Director Awards. The Board at any time and from time to time may approve resolutions providing for the automatic or other grant of awards under the 2018 Plan to non-employee directors. Such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions, and limitations as the Board may establish in its sole discretion consistent with the provisions of the 2018 Plan. The Board may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, RSUs, deferred stock units, or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board may determine.

Dividend Equivalents. With the exception of stock options, SARs, and unvested performance awards, awards under the 2018 Plan may, in the Board’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on unvested awards. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Board.

Termination of Employment or Other Service. The 2018 Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability, or retirement, then:

●	All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;

●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

23

In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability, or retirement, then:

●	All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;

●	All outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards, and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination. Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Board may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become, or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, deferred stock units, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date. Any such action by the Board adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Board is authorized by the 2018 Plan to take such action.

Forfeiture and Recoupment. If a participant is determined by the Board to have taken any action while providing services to the Company or within one year after termination of such services that would constitute “cause” or an “adverse action,” as such terms are defined in the 2018 Plan, all rights of the participant under the 2018 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to the Company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the 2018 Plan during the 12 month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture, or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common stock is then listed or traded or any policy adopted by the Company.

24

Effect of Change in Control. Generally, a change in control will mean:

●	The acquisition, other than from the Company, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of common stock;

●	The consummation of a reorganization, merger, or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common stock and voting securities immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock of the corporation resulting from the transaction; or

●	A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the Board may, in its discretion, determine whether some or all outstanding options shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part, and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Board may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our shares of common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us, or a combination of both cash and such shares of stock.

Term, Termination, and Amendment. Unless sooner terminated by the Board, the 2018 Plan will terminate at midnight on July 31, 2028. No award will be granted after termination of the 2018 Plan, but awards outstanding upon termination of the 2018 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2018 Plan.

Subject to certain exceptions, the Board has the authority to suspend or terminate the 2018 Plan or terminate any outstanding award agreement and the Board has the authority to amend the 2018 Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the 2018 Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2018 Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the 2018 Plan; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of common stock issued or issuable under the 2018 Plan; (iv) increase any limitation set forth in the 2018 Plan on the number of shares of common stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the 2018 Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the 2018 Plan. No termination, suspension, or amendment of the 2018 Plan shall adversely affect any outstanding award previously granted under the 2018 Plan without the written consent of the participant holding such award.

Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and the Company of transactions under the 2018 Plan. This summary is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2018 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2018 Plan.

25

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, Deferred Stock Units, and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, deferred stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the 2018 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on Xtant. The Compensation Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

26

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our proxy statement for our Annual Meeting; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2106 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and Xtant, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from Xtant, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Securities Authorized for Issuance under Equity Compensation Plans

The table below provides information about our common stock that may be issued under our equity compensation plans as of December 31, 2018. All share amounts and exercise prices reflect the 1-for-12 reverse split of our common stock effected on February 13, 2018.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	496,958	$9.90	590,935
Equity compensation plans not approved by security holders(1)	25,000	13.32	N/A
Total	521,958	$10.06	590,935

(1)	Represents an inducement stock option grant to the Company’s former Chief Executive Officer, which expired on January 12, 2019.

New Plan Benefits

The New Plan Benefits table is not required since the 2018 Plan does not have set benefits or amounts and no grant or awards have been made by the Board subject to stockholder approval.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan to increase the number of shares available for issuance by 1,500,000.

27

PROPOSAL FIVE—advisory vote on executive compensation

Background

The Board is providing our stockholders with an advisory vote on our executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended. This advisory vote, commonly known as a say-on-pay vote, is a non-binding vote on the compensation paid to our named executive officers as set forth in this proxy statement.

At our 2016 Annual Meeting of Stockholders, our stockholders had the opportunity to vote on an advisory say-on-pay proposal. Over 97% of the votes cast were in favor of our say-on-pay proposal. At our 2013 Annual Meeting of Stockholders, the Company submitted to stockholders a frequency of say-on-pay vote, recommending that a say-on-pay proposal be submitted every three years. Our stockholders voted overwhelmingly in favor of a triennial say-on-pay vote. Given that the last say-on-pay proposal was submitted to stockholders three years ago, stockholders are being provided with a say-on-pay vote at this year’s Annual Meeting.

Why You Should Vote in Favor of Our Say-On-Pay Proposal

Our executive compensation program is generally designed to attract, retain, motivate, and reward highly qualified and talented executive officers that will enable us to drive long-term stockholder value.

Our compensation practices include many best pay practices that support our executive compensation objectives and principles and benefit our stockholders.

What We Do:		What We Don’t Do:
●	Structure our executive officer compensation so that a significant portion of pay is at risk	●	No repricing of stock options unless approved by stockholders

●	Emphasize long-term performance in our equity-based incentive awards	●	No excessive perquisites

●	Use a mix of performance measures and caps on payouts	●	No guaranteed salary increases or bonuses

●	Require minimum vesting periods on equity awards	●	No tax or excise tax gross-ups

●	Require double-trigger for equity acceleration upon a change of control	●	No short sales or derivative transactions in Xtant stock, including hedges

●	Maintain competitive compensation packages	●	No pledging of Xtant securities

We encourage our stockholders to read the “Executive Compensation” section beginning on page 31, which describes in detail our executive compensation program and the executive compensation decisions made by the Compensation Committee in 2018, as well as the accompanying executive compensation tables and narratives that provide detailed information on the compensation of our named executive officers.

We believe that our executive compensation program is competitive, focused on pay for performance, and strongly aligned with the long-term interests of our stockholders. The Board believes that executive compensation for 2018 was reasonable, appropriate, and justified by the performance of the Company and the result of a carefully considered approach.

28

Proposed Resolution

The Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution:

RESOLVED, that our stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the “Executive Compensation” section, the accompanying compensation tables and the corresponding narrative discussion and footnotes, and any related material disclosed in this proxy statement.

Stockholders are not voting to approve or disapprove the Board’s recommendation. As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise. The Compensation Committee and Board expect to take into account the outcome of the vote when considering future executive compensation decisions.

Next Say-On-Pay Vote

Pursuant to Proposal Six—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, and assuming our stockholders agree with the Board’s recommendation for an annual say-on-pay vote, the next say-on-pay vote is anticipated to occur at our 2020 Annual Meeting of Stockholders.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval, on an advisory basis, of our executive compensation, or say-on-pay vote.

29

PROPOSAL SIX—advisory vote on the frequency of
future advisory votes on executive compensation

Background

The Board is providing our stockholders with an advisory vote on the frequency of future advisory votes on executive compensation, or say-on-pay votes, such as that provided for in Proposal Five—Advisory Vote on Executive Compensation. This non-binding advisory vote is required to be conducted every six years under Section 14A of the Securities Exchange Act of 1934, as amended, pursuant to the Dodd-Frank Act. Our last frequency of say-on-pay vote was held at our 2013 Annual Meeting of Stockholders, at which stockholders voted in favor of a triennial say-on-pay vote. The next required advisory vote on the frequency of future stockholder advisory votes on executive compensation will occur no later than the 2025 Annual Meeting of Stockholders.

Stockholders may indicate whether they prefer that we hold a say-on-pay vote every one year, two years, or three years, or they may abstain from this vote.

Reasons for an Annual Say-on-Pay Vote Recommendation

After careful consideration, the Board, upon recommendation of the Compensation Committee, has determined that holding a say-on-pay vote on an annual basis is the best approach for Xtant and our stockholders at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every one year. While our executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation decisions are made annually and that an annual say-on-pay vote would:

●	Align with our annual review of core elements of our executive compensation program;

●	Allow stockholders to provide timely, direct input on our executive compensation philosophy, policies, and practices as disclosed in our proxy statement each year; and

●	Be consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies, and practices.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, stockholders may indicate their preference regarding the frequency of future say-on-pay votes by selecting every one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future say-on-pay votes may abstain from voting on the proposal.

The option of every one year, two years, or three years that receives the highest number of votes cast by our stockholders will reflect the frequency for future say-on-pay votes that has been selected by our stockholders. As this is an advisory vote, the outcome of the vote is not binding on us, and the Compensation Committee and the Board may decide that it is in the best interests of Xtant and our stockholders to hold a say-on-pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this proposal and expect to take into account the outcome of this vote when considering the frequency of future advisory votes on executive compensation.

Board Recommendation

The Board unanimously recommends that our stockholders vote for a frequency of every “ONE YEAR,” on an advisory basis, for future advisory votes on executive compensation, or say-on-pay votes.

30

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below provides summary information concerning all compensation awarded to, earned by, or paid to the individuals that served as a principal executive officer of the Company during the year ended December 31, 2018 and the two most highly compensated executives for the year ended December 31, 2018. Mr. Mainelli’s compensation includes compensation he received as a director and as an advisor to the Board prior to his position as Interim Chief Executive Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compen- sation ($)	Total ($)
Carl O’Connell(1) Former Chief	2018	$578,832	$155,000	$—	$1,073,680	$—	$—	$1,807,512
Executive Officer	2017	502,692	55,000	—	—	—	—	557,692
Michael Mainelli(2) Former Interim Chief Executive Officer	2018	92,885	—	153,331	670,560	90,865	89,889	1,097,530
Kathie J. Lenzen(3) Former Chief Financial Officer	2018	104,615	—	—	524,784	—	—	629,399
Kevin D. Brandt(4) Chief Commercial Officer	2018	176,923	—	248,000	165,186	76,154	—	666,263

(1)	Mr. O’Connell resigned effective October 12, 2018.
(2)	Mr. Mainelli served as Interim Chief Executive Officer from October 12, 2018 to March 18, 2019. Mr. Mainelli also served as a director of the Company from February 14, 2018 to March 18, 2019. The amounts for Mr. Mainelli include the following amounts received in his capacity as a director: Stock Awards ($153,331) and All Other Compensation ($31,389) and the following amounts received in his capacity as an advisor to the Board of Directors: All Other Compensation ($58,500).
(3)	Ms. Lenzen served as Chief Financial Officer from August 20, 2018 to February 5, 2019.
(4)	Mr. Brandt was appointed our Chief Commercial Officer on July 9, 2018.

Employment Agreements with Current Officers

Effective July 9, 2018, we entered into an Employment Agreement with Kevin D. Brandt, the Company’s Chief Commercial Officer, which provided for an annual base salary of $400,000 with a bonus target of 50% of his annual base salary and a $90,000 sign-on bonus. The sign-on bonus, which was paid in February 2019, was required to be paid back by Mr. Brandt if he voluntarily terminated his employment with Xtant prior to the one-year anniversary of his hire date. On April 3, 2019, the Board, upon recommendation of the Compensation Committee, approved new compensation arrangements for its executive officers, including an increase Mr. Brandt’s annual base salary from $400,000 to $415,000, effective as of March 18, 2019. In addition, the agreement provided for the grant of a restricted stock unit covering 40,000 shares of the Company’s common stock under the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan, which will vest on July 9, 2021, assuming continued employment. The agreement also provides that Mr. Brandt is eligible to receive an annual equity award, subject to the approval of the Board, provided that the grant value of such equity award shall not be less than 50% of his annual base salary. The agreement contains standard confidentiality, non-competition, non-solicitation, and assignment of intellectual property provisions. The agreement also contains standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

31

Effective January 1, 2019, we entered into an Employment Agreement with Ronald G. Berlin, the Company’s current Vice President, Chief Operations Officer and General Manager, which provided for an annual base salary of $265,000 with a bonus target of 40% of his annual base salary and a $50,000 sign-on bonus. The sign-on bonus, which was paid in January 2019, is required to be paid back by Mr. Berlin if he voluntarily terminates his employment with Xtant prior to the one-year anniversary of his hire date. On April 3, 2019, the Board, upon recommendation of the Compensation Committee, approved new compensation arrangements for its executive officers, including an increase Mr. Berlin’s annual base salary from $265,000 to $400,000, effective as of March 18, 2019. In addition, the agreement provided for the grant of a non-statutory stock option to purchase 100,000 shares of the Company’s common stock under the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan, which will vest with respect to 25% of the shares of common stock purchasable thereunder on each of the one-year, two-year, three-year, and four-year anniversaries of the date of grant, assuming continued employment. The agreement contains standard confidentiality, non-competition, non-solicitation, and assignment of intellectual property provisions. The agreement also contains standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

On February 11, 2019, we entered into an Employment Agreement with Greg Jensen, the Company’s Vice President, Finance, and Chief Financial Officer. This initial agreement provided for an annual base salary of $325,000 with a bonus target of 50% of his annual base salary. On April 3, 2019, the Board, upon recommendation of the Compensation Committee, approved new compensation arrangements for its executive officers, including an increase Mr. Jensen’s annual base salary from $325,000 to $400,000, effective as of March 18, 2019. Effective August 8, 2019, we entered into an Amended and Restated Employment Agreement with Mr. Jensen pursuant to which we added severance and change in control benefits, which are described under “—Potential Payments upon Termination or Change in Control.” The agreement also contain standard confidentiality, non-competition, non-solicitation, and assignment of intellectual property provisions.

Agreements with Former Officers

We were a party to an Employment Agreement with our former Chief Executive Officer, Carl O’Connell. This agreement, as amended, provided for an annual base salary of $520,000, subject to annual increases based on periodic reviews, along with other incentive compensation as determined by the Board, with a bonus target of 50% of his annual base salary. In addition, Mr. O’Connell was granted an option to purchase 300,000 shares of the Company’s common stock, 20% of which was scheduled to vest on the first anniversary of the grant date and 80% of which was scheduled to vest in 16 equal quarterly installments thereafter, assuming continued employment. Mr. O’Connell was also entitled to receive a special recognition bonus for 2016 of $85,000 by April 30, 2017. The agreement contained standard confidentiality, non-competition, non-solicitation, and assignment of intellectual property provisions. The agreement also contained standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

In connection with his separation of employment with the Company, on October 12, 2018, the Company and Carl O’Connell, the Company’s former Chief Executive Officer, entered into a Separation Agreement and Release, which specifies the terms of, and the benefits he was eligible to receive in connection with, his departure from the Company. Subject to his compliance with the terms and conditions of such agreement, including a release of claims, Mr. O’Connell is entitled to receive $520,000 payable in 12 equal monthly installments. The agreement also contains cooperation and other provisions customary in an agreement of this type.

Following Mr. O’Connell’s resignation, we entered into an Employment Agreement with the Company’s former Interim Chief Executive Officer, Michael Mainelli, on October 12, 2018. This agreement provided for an annual base salary of $525,000 with a bonus target of 75% of his annual base salary. In addition, Mr. Mainelli was granted an option to purchase 240,000 shares of the Company’s common stock under the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan, 10,000 shares of which were scheduled to vest on the 15th day of each of the 24 months commencing on November 15, 2018, assuming continued employment as Interim Chief Executive Officer through the vesting date. The agreement also contained standard confidentiality, non-competition, non-solicitation, and assignment of intellectual property provisions.

Effective August 20, 2018, we entered into an Employment Agreement with Kathie J. Lenzen, the Company’s former Chief Financial Officer, which provided for an annual base salary of $320,000 with a bonus target of 30% of her annual base salary. In addition, the agreement provided for the grant of an option to purchase 130,000 shares of the Company’s common stock under the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan, 25% of which was scheduled to vest on each of the four anniversaries of the grant date, September 15, 2018, assuming continued employment. The agreement contained standard confidentiality, non-competition, non-solicitation, and assignment of intellectual property provisions. The agreement also contained standard severance and change in control provisions, which are described under “—Potential Payments upon Termination or Change in Control.”

32

Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan

In 2018, the Company adopted and stockholders approved the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan. The purpose of the 2018 Plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

The 2018 Plan replaced the Amended and Restated Xtant Medical Equity Incentive Plan (“Prior Plan”). However, the terms of the Prior Plan, as applicable, continue to govern awards outstanding under the Prior Plan until exercised, expired, paid, or otherwise terminated or canceled.

For more information on the 2018 Plan, see Proposal Four, beginning on page 19.

Outstanding Equity Awards at Fiscal Year-End

The table below provides information regarding unexercised option awards and unvested stock awards held by each of our named executive officers as of our fiscal year-end, December 31, 2018. All share amounts and exercise prices reflect the 1-for-12 reverse split of our common stock effected on February 13, 2018.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested ($)(2)
Carl O’Connell	25,000	(3)	—		$13.32	01/12/2019	—		$—
Michael Mainelli	20,000	(4)	220,000	(4)	3.22	10/15/2028	20,833	(5)	33,541
Kathie J. Lenzen	—		130,000	(6)	4.66	09/15/2028	—		—
Kevin D. Brandt	—		30,770	(7)	6.20	08/15/2028	40,000	(8)	64,400

(1)	All options awards have a 10-year term, but may terminate earlier if the recipient’s employment or service relationship with the Company terminates.
(2)	Based on the closing price of our common stock on December 31, 2018 ($1.61), as reported by the NYSE American.
(3)	This option expired unexercised on January 12, 2019.
(4)	This option was scheduled to vest with respect to 10,000 shares on the 15th day of each of the 24 months commencing on November 15, 2018. As a result of Mr. Mainelli’s resignation on March 18, 2019, his then unvested options terminated immediately and his then vested options remained exercisable for three months, at which time they expired unexercised.
(5)	This restricted stock award was scheduled to vest and become non-forfeitable with respect to 10,416 shares on February 14, 2019 and 10,417 shares on February 14, 2020. As a result of Mr. Mainelli’s resignation on March 18, 2019, his then unvested restricted stock award was forfeited immediately.
(6)	This option was scheduled to vest in equal installments annually over a four-year period beginning on September 15, 2019. As a result of Ms. Lenzen’s resignation on February 26, 2019, her then unvested options terminated immediately.
(7)	This stock option vests in equal installments annually over a four-year period beginning on August 15, 2019. In addition, this option will vest in full immediately in the event it is not assumed in a change in control transaction or Mr. Brandt’s employment is terminated without cause or for good reason within one year of a change in control. In addition, if Mr. Brandt’s employment is terminated as a result of his death, a pro rata percentage of the award will vest immediately.
(8)	This restricted stock unit award will vest in full on July 9, 2021 but may terminate earlier if Mr. Brandt’s employment with the Company terminates. In addition, this restricted stock unit award will vest in full immediately in the event it is not assumed in a change in control transaction or Mr. Brandt’s employment is terminated without cause or for good reason within one year of a change in control. In addition, if Mr. Brandt’s employment is terminated as a result of his death, a pro rata percentage of the award will vest immediately.

33

Potential Payments upon Termination or Change in Control

The employment agreement between the Company and Kevin D. Brandt, our Chief Commercial Officer, provides for severance payments equal to 12 months base salary in the event of a termination without cause, payable as salary continuation payments, and reimbursement of COBRA payments for 12 months. In the event that Mr. Brandt’s employment is terminated within 12 months following a change in control, or should he resign for good reason within that period, Mr. Brandt is entitled to receive a lump-sum payment equal to two times his base salary and reimbursement of COBRA payments for 12 months. To be eligible to receive either of these payments, Mr. Brandt must execute and not revoke a release of claims.

The employment agreements between the Company and each of Ronald G. Berlin, our Vice President, Chief Operations Officer and General Manager, and Greg Jensen, our Vice President, Finance and Chief Financial Officer, provides for severance payments equal to 12 months base salary in the event of a termination without cause, payable as salary continuation payments, and reimbursement of COBRA payments for 12 months. In the event that the executive’s employment is terminated within 12 months following a change in control, or should he resign for good reason within that period, the executive is entitled to receive a lump-sum payment equal to 12 months base salary and reimbursement of COBRA payments for 12 months. To be eligible to receive either of these payments, the executive must execute and not revoke a release of claims.

The amended employment agreement between the Company and Carl O’Connell, our former Chief Executive Officer, provided for severance equal to 12 months base salary in the event of a termination without cause or resignation for good reason, payable as salary continuation payments, and reimbursement of COBRA payments for 12 months. In the event that Mr. O’Connell’s employment was terminated within three months preceding or in the 12 months following a change in control, Mr. O’Connell was entitled to receive 12 months base salary, payable as salary continuation payments, and reimbursement of COBRA payments for 12 months. To be eligible to receive either of these payments, Mr. O’Connell was required to execute and not revoke a release of claims. Mr. O’Connell is currently receiving severance in the form of salary continuation payments and reimbursement of COBRA payments for 12 months under this agreement as a result of his departure in October 2018.

The option award agreement between the Company and Michael Mainelli, our former Interim Chief Executive Officer, provided for the acceleration of vesting of Mr. Mainelli’s options under certain circumstances. In the event of a change in control, the number of shares scheduled to vest over the next six months would have vested immediately. If termination occurred by reason of death, a pro rata share of Mr. Mainelli’s options would have vested immediately. Because Mr. Mainelli’s resignation was voluntary, his unvested options terminated immediately upon his resignation in March 2019.

The employment agreement between the Company and Kathie J. Lenzen, our former Chief Financial Officer, provided for severance payments equal to six months base salary in the event of a termination without cause, payable as salary continuation payments, and reimbursement of COBRA payments for 12 months. In the event that Ms. Lenzen’s employment was terminated within 12 months following a change in control, or should she have resigned for good reason within that period, Ms. Lenzen was entitled to receive a lump-sum payment equal to her base salary and reimbursement of COBRA payments for 12 months. To be eligible to receive either of these payments, Ms. Lenzen was required to execute and not revoke a release of claims. Because Ms. Lenzen’s resignation was voluntary, she did not receive any such payments under her agreement or otherwise.

401(k) Retirement Plan

Under the Company’s 401(k) retirement plan for 2018, an employee became qualified at the time of employment to receive a discretionary matching contribution of 100% of the employee’s 401(k) contributions not exceeding 3% of compensation, but conditioned on remaining employed through the end of the year. The Company amended the 401(k) retirement plan for 2019 to provide a matching contribution of 100% of the employee’s 401(k) contributions of up to 4% of compensation for each payroll period.

34

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONS

Policies and Procedures for Review and Approval of Related Party Transactions

The Audit Committee reviews and approves all related party transactions and makes recommendations to the full Board regarding approval of such transactions, unless the Board specifically delegates this responsibility to the Compensation Committee.

Related Party Transactions

2018 Debt Restructuring

On January 11, 2018, we entered into a Restructuring and Exchange Agreement (the “Restructuring Agreement”) with all of the holders of our outstanding 6% convertible unsecured notes due in 2021. Pursuant to the terms of the Restructuring Agreement, on January 17, 2018, ROS and OrbiMed converted certain notes issued to them in January 2017 in the aggregate principal amount of $1.627 million, plus accrued and unpaid interest, at the $0.7589 per share conversion price originally provided thereunder, into 2,275,745 shares of our common stock (or approximately 189,645 shares of our common stock after giving effect to the 1-for-12 reverse stock split). On February 14, 2018, following approval by our stockholders and after completion of the 1-for-12 reverse stock split, the remaining $70.238 million aggregate principal amount of the notes held by the selling stockholders, plus accrued and unpaid interest, was exchanged for newly-issued shares of our common stock at an exchange rate of 138.8889 shares per $1,000 principal amount of notes for an exchange price of $7.20 per share (or $0.60 per share on a pre-split basis). Such remaining notes were exchanged for approximately 10.4 million newly-issued shares of our common stock. Furthermore, as described below, on February 14, 2018, ROS and OrbiMed purchased from us in a private placement an aggregate of $6,809,896 in shares of our common stock (945,819 shares) at a price per share of $7.20. Immediately following these transactions, on February 14, 2018, ROS and OrbiMed collectively owned approximately 70.4% of our outstanding common stock.

Pursuant to the terms of the Restructuring Agreement, we commenced a rights offering on April 27, 2018, to allow our stockholders as of the April 27, 2018 record date to purchase up to an aggregate of 1,137,515 shares of our common stock at a subscription price of $7.20 per share. The rights offering expired on June 18, 2018.

The primary purposes of the restructuring was to reform our capital structure, meet our liquidity needs, reposition our Company for long-term growth, and regain compliance with NYSE American LLC listing standards. In conjunction with the consummation of the restructuring, we regained compliance with NYSE American listing standards on February 15, 2018. Stockholder approval was required under Sections 713(a) and 713(b) of the NYSE American Company Guide to complete the restructuring, which we obtained at a special meeting of stockholders held on February 13, 2018. At that meeting, our stockholders elected six directors to serve until the 2018 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

On January 11, 2018, our executive officers and directors and certain of our stockholders (collectively, “Support Equityholders”), entered into a support agreement (“Support Agreement”) simultaneously with the execution of the Restructuring Agreement. Under the Support Agreement, the Support Equityholders agreed to vote their shares of common stock in favor of the approval of: (i) the amendment to our charter and the issuance of common stock pursuant to the exchange of Notes described above, (ii) any proposal to adjourn or postpone the meeting to a later date, if there were not sufficient votes for the approval of such proposals on the date on which such meeting is held, and (iii) any other proposal included in the proxy statement for the special meeting of stockholders related to the restructuring described above that the Board recommended our stockholders approve. The Support Equityholders also appointed ROS and OrbiMed as attorney-in-fact and proxy to vote all applicable shares of the Support Equityholders consistent with the provisions of the Support Agreement. The Support Equityholders made standard representations and warranties related to their ownership of common stock.

Private Placement Securities Purchase Agreement

On February 14, 2018, we entered into a Securities Purchase Agreement with ROS and Royalty Opportunities. Pursuant to this agreement, on February 14, 2018, ROS and Royalty Opportunities purchased from us a total of 945,819 shares of our common stock, at a price of $7.20 per share, for aggregate proceeds of $6,809,896. Of these shares, 603,687 shares were issued to ROS and 342,132 shares were issued to Royalty Opportunities.

35

Registration Rights Agreement

Effective February 14, 2018, we entered into a Registration Rights Agreement with Royalty Opportunities, ROS, PWPI, and PWIMF, which requires us, among other things, to file with the SEC a shelf registration statement (which, initially, will be on Form S-1 and, as soon as we are eligible, on Form S-3) covering the resale, from time to time, of our common stock that was issued upon conversion or exchange of the notes and in the February 2018 private placement no later than May 15, 2018 and use our best efforts to cause the shelf registration statement to become effective under the Securities Act of 1933, as amended, no later than August 13, 2018. This registration statement was initially filed on May 15, 2018 and declared effective on June 4, 2018.

Investor Rights Agreement

Effective February 14, 2018, in connection with the debt restructuring, we entered into an Investor Rights Agreement with Royalty Opportunities, ROS, Park West Investors Master Fund, Limited, and Park West Partners International, Limited. Under the Investor Rights Agreement, ROS and Royalty Opportunities are permitted to nominate a majority of the directors and designate the chairperson of our Board of Directors at subsequent annual meetings, as long as they maintain an ownership threshold in our Company of at least 40% of our then outstanding common stock. If ROS and Royalty Opportunities are unable to maintain the Ownership Threshold, the Investor Rights Agreement contemplates a reduction of nomination rights commensurate with their ownership interests.

For so long as the Ownership Threshold is met, we must obtain the approval of a majority of our common stock held by ROS and Royalty Opportunities to proceed with the following actions: (i) issue new securities; (ii) incur over $250,000 of debt in a fiscal year; (iii) sell or transfer over $250,000 of our assets or businesses or our subsidiaries in a fiscal year; (iv) acquire over $250,000 of assets or properties in a fiscal year; (v) make capital expenditures over $125,000 individually, or $1,500,000 in the aggregate during a fiscal year; (vi) approve our annual budget; (vii) hire or terminate our chief executive officer; (viii) appoint or remove the chairperson of our Board of Directors; and (ix) make loans to, investments in, or purchase, or permit any subsidiary to purchase, any stock or other securities in another entity in excess of $250,000 in a fiscal year. As long as the Ownership Threshold is met, we may not increase the size of our Board or Directors beyond seven directors without the approval of a majority of the directors nominated by ROS and Royalty Opportunities.

The Investor Rights Agreement grants Royalty Opportunities, ROS, PWPI, and PWIMF the right to purchase from us a pro rata amount of any new securities that we may propose to issue and sell. The Investor Rights Agreement may be terminated (a) upon the mutual written agreement of all the parties, (b) upon our written notice, ROS or Royalty Opportunities if ROS and Royalty Opportunities’ ownership percentage of our then outstanding common stock is less than 10%, or (c) upon written notice of ROS and Royalty Opportunities. The right of PWPI and PWIMF to purchase from us a pro rata amount of any new securities will terminate at such time as their aggregate ownership percentage of our then outstanding common stock is less than 8.5%.

Credit Agreements and Warrant Issuances

On March 29, 2019, Xtant Medical Holdings, Inc., and our subsidiaries, Bacterin International, Inc., Xtant Medical Systems, Inc., and X-spine Systems, Inc., entered into a Second Amended and Restated Credit Agreement (“Second Amended and Restated Credit Agreement”) with OrbiMed Royalty Opportunities II, LP, and ROS Acquisition Offshore LP, which amended and restated the prior Amended and Restated Credit Agreement dated as of July 27, 2015 among the parties thereto, and as subsequently amended through the Twenty-Fifth Amendment to the Amended and Restated Credit Agreement (the “Prior Credit Agreement”).

36

Under the terms of the Second Amended and Restated Credit Agreement, the Prior Credit Agreement was amended to provide that:

●	We may request additional term loans from the Investors in the remaining amount available to be requested as additional delayed draw loans, which was approximately $2,200,000 as of the date of the Second Amended and Restated Credit Agreement, and may request new additional term loans in an aggregate amount of up to $10,000,000, the making of each such loan to be subject to the discretion of the Investors and the Company’s production of a thirteen-week cash flow forecast that is approved by the Investors and shows a projected cash balance for the following two-week period of less than $1,500,000, as well as the satisfaction (or waiver in writing by each Investor) of conditions precedent, including closing certificate, delivery of budget, and other satisfactory documents;

●	No interest will accrue on the loans under the Second Amended and Restated Credit Agreement from and after January 1, 2019 until March 31, 2020;

●	Beginning April 1, 2020 through the maturity date of the Second Amended and Restated Credit Agreement, interest payable in cash will accrue on the loans under the Second Amended and Restated Credit Agreement at a rate per annum equal to the sum of (i) 10.00% plus (ii) the higher of (x) the LIBO Rate (as such term is defined in the Second Amended and Restated Credit Agreement) and (y) 2.3125%;

●	The maturity date of the loans is March 31, 2021;

●	The Consolidated Senior Leverage Ratio and Consolidated EBITDA (as such terms were defined in the Prior Credit Agreement) financial covenants were deleted and a new Revenue Base (as such term is defined in the Second Amended and Restated Credit Agreement) financial covenant was added; and

●	The key person event default provision was revised to refer specifically to certain key executives.

On April 1, 2019, Xtant issued warrants to purchase an aggregate of 1.2 million shares of Company common stock to the Investors, with an exercise price of $0.01 per share and an expiration date of April 1, 2029. The issuance of these warrants was a condition to the effectiveness of the Second Amended and Restated Credit Agreement.

On September 17, 2018, Xtant Medical Holdings, Inc., and our subsidiaries, Bacterin International, Inc., Xtant Medical Systems, Inc., and X-spine Systems, Inc., entered into the Twenty-Fourth Amendment to the Amended and Restated Credit Agreement (the “24th Amendment”) and the Twenty-Fifth Amendment to the Amended and Restated Credit Agreement (the “25th Amendment”), which amended the Prior Credit Agreement. In addition, on that date, Xtant issued warrants to purchase an aggregate of 1.2 million shares of Xtant common stock to the Investors, with an exercise price of $0.01 per share and an expiration date of August 1, 2028. The issuance of these warrants was a condition to the effectiveness of the 25th Amendment.

The Investors, which collectively own approximately 70% of our outstanding common stock, and beneficially own, with their warrants, approximately 75% of our outstanding common stock, are the sole holders of our outstanding long-term debt.

The Audit Committee reviewed the Second Amended and Restated Credit Agreement, the 24th Amendment, the 25th Amendment, and the above-described warrants and determined that the transactions were fair, just, and reasonable to the Company and are in the best interests of the Company and its stockholders.

Sublease Agreement

On April 5, 2019, the Company entered into a Sublease Agreement wherein the Company leases from Cardialen, Inc., a portion of Cardialen’s office space from April 5, 2019 to January 31, 2024. The rent was $2,100 per month for the months of April through July 2019 and is currently $1,260 per month. Because Jeffrey Peters is both a member of our Board and the Chief Executive Officer, President, and a director of Cardialen, this transaction qualifies as a related party transaction. The Company’s corporate governance policies require that the Audit Committee or the disinterested members of the full Board review and approve all related party transactions. The Audit Committee reviewed the Sublease Agreement and determined that the transaction is fair, just, and reasonable to the Company and in the best interests of the Company and its stockholders.

Family Relationships

There are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of September 10, 2019 by:

●	each of our directors;

●	each of our named executive officers;

●	all directors and executive officers as a group; and

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of September 10, 2019 through the exercise of any stock option, warrants, or other rights or the vesting of any restricted stock unit awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 13,161,762 shares of our common stock outstanding as of September 10, 2019. Shares of our common stock that a person has the right to acquire within 60 days of September 10, 2019 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
	Directors and Named Executive Officers
Common Stock	John Bakewell	26,042	(1)	*
Common Stock	Michael Eggenberg	—		—
Common Stock	Robert McNamara	20,833	(1)	*
Common Stock	Jeffrey Peters	26,042	(1)	*
Common Stock	Matthew Rizzo	—		—
Common Stock	Carl O’Connell	—		—
Common Stock	Michael Mainelli	—		—
Common Stock	Kathie J. Lenzen	—		—
Common Stock	Kevin D. Brandt	7,692	(2)	*
Common Stock	All executive officers and directors as a group (8 persons)	80,609		*

	Five Percent Stockholders:
Common Stock	OrbiMed Advisors LLC(3) 601 Lexington Avenue, 54th Floor New York, NY 10022	11,614,321		74.6%

Common Stock	Park West Asset Management LLC(4) 900 Larkspur Landing Circle, Suite 165 Larkspur, CA 94939	1,258,733		9.6%

Common Stock	Telemetry Investments, L.L.C.(5) 545 Fifth Avenue, Suite 1108 New York, NY 10017	796,826		6.1%

38

*	Less than 1% of outstanding shares of common stock.

(1)	One-half of these shares are subject to an unvested restricted stock award.

(2)	Consists of options to purchase shares of our common stock.

(3)	Based solely on information contained in a Schedule 13D/A filed with the SEC on April 4, 2019. Includes 5,890,884 shares of common stock and 1,539,293 shares of common stock issuable upon exercise of warrants held of record by ROS Acquisition Offshore LP. OrbiMed Advisors LLC (“OrbiMed Advisors”), a registered adviser under the Investment Advisors Act of 1940, as amended, is the investment manager of ROS. OrbiMed Advisors is also the investment manager of Royalty Opportunities S.àr.l., of which ROS is a wholly-owned subsidiary. By virtue of such relationships, OrbiMed Advisors may be deemed to have voting and investment power with respect to the securities held by ROS noted above and, as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercised this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the securities held by ROS.

Also includes 3,316,128 shares of common stock and 868,016 shares of common stock issuable upon exercise of warrants held of record by OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”). OrbiMed ROF II LLC (“ROF II”) is the sole general partner of Royalty Opportunities, and OrbiMed Advisors is the sole managing member of ROF II. By virtue of such relationships, OrbiMed Advisors may be deemed to have voting and investment power with respect to the securities held by Royalty Opportunities noted above and, as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercised this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the securities held by Royalty Opportunities.

(4)	Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2019. Includes 1,104,905 shares of common stock held by Park West Investors Master Fund, Limited and 153,828 shares of common stock held by Park West Partners International, Limited. PWIMF and PWPI are directly or indirectly controlled by Park West Asset Management LLC. Peter S. Park, manager of Park West Asset Management LLC, has sole voting and investment power over the shares owned by PWIMF and PWPI.

(5)	Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2019. Includes 796,826 shares of common stock held by Telemetry Securities, L.L.C. (“Telemetry Securities”). Telemetry Investments, L.L.C. (“Telemetry”) is a registered investment advisor and the investment manager to Telemetry Securities. Andrew J. Schorr and Daniel P. Schorr are each managers of Telemetry. As such, Telemetry, Andrew J. Schorr, and Daniel P. Schorr share voting and investment power over the securities held by Telemetry Securities.

39

Delinquent SECTION 16(a) reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the NYSE American. To our knowledge, based on the Section 16 reports that have been filed by such persons with the SEC, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors, and greater than 10% stockholders were complied with on a timely basis during the year ended December 31, 2018, except that each of Michael Eggenberg and Matthew Rizzo filed one late report on Form 4 reporting the exchange of notes for shares and the purchase of shares in a private placement in February 2018.

40

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2020 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our Second Amended and Restated Bylaws. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714 by May 20, 2020. However, if the date of the 2020 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2019 Annual Meeting, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2020 Annual Meeting.

The Company’s Second Amended and Restated Bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board and stockholder proposals to be brought before an annual meeting. Stockholder proposals and nominations may not be brought before an annual meeting unless, among other things, the stockholder’s submission contained certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Second Amended and Restated Bylaws. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting.

Stockholder proposals and nominations may not be brought before the 2020 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Second Amended and Restated Bylaws, and the stockholder’s submission is received by us no earlier than the close of business on May 23, 2020 and no later than June 22, 2020. However, if the date of the 2020 Annual Meeting is changed by more than 30 days before or more than 70 days after the first anniversary of the date of the 2019 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2020 Annual Meeting is first made by the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2020 Annual Meeting.

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Corporate Secretary.

Copies of 2018 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, is being sent along with this proxy statement. The 2018 Annual Report is also available on our website at www.xtantmedical.com.

Your vote is important. Please promptly vote your shares of our common stock by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Jeffrey Peters
Jeffrey Peters
Chairman of the Board

Belgrade, Montana
September 20, 2019

41

XTANT MEDICAL HOLDINGS, INC.

2018 EQUITY INCENTIVE PLAN

(As proposed to be amended on October 30, 2019)

Table of Contents

1.	Purpose of Plan.	1
2.	Definitions.	1
3.	Plan Administration.	6
4.	Shares Available for Issuance.	8
5.	Participation.	10
6.	Options.	10
7.	Stock Appreciation Rights.	12
8.	Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.	13
9.	Performance Awards.	14
10.	Non-Employee Director Awards.	16
11.	Other Stock-Based Awards.	16
12.	Dividend Equivalents.	17
13.	Effect of Termination of Employment or Other Service.	17
14.	Payment of Withholding Taxes.	20
15.	Change in Control.	21
16.	Rights of Eligible Recipients and Participants; Transferability.	23
17.	Securities Law and Other Restrictions.	25
18.	Deferred Compensation; Compliance with Section 409A.	25
19.	Amendment, Modification and Termination.	25
20.	Substituted Awards.	26
21.	Effective Date and Duration of this Plan.	26
22.	Miscellaneous.	26

XTANT MEDICAL HOLDINGS, inc.

2018 EQUITY INCENTIVE PLAN

(As proposed to be amended on October 30, 2019)

1. Purpose of Plan.

The purpose of the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (this “Plan”) is to advance the interests of Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company. This Plan is intended to replace the Amended and Restated Xtant Medical Equity Incentive Plan Incentive Plan (the “Prior Plan”); provided, however, that awards outstanding under the Prior Plan as of the Effective Date will remain outstanding in accordance with their terms. After the Effective Date, no more grants of awards will be made under the Prior Plan.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1 “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.

2.3 “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

2.4 “Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

2.5 “Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.

2.8 “Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee. Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to subclauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.

2.9 “Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.

2.10 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.11 “Committee” means the Board or, if the Board so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board to administer this Plan. If the Board determines appropriate, such committee may be comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of the NYSE American (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.

2.12 “Common Stock” means the common stock of the Company, par value $0.000001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.

2.13 “Company” means Xtant Medical Holdings, Inc., a Delaware corporation, and any successor thereto as provided in Section 22.5 of this Plan.

2

2.14 “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15 “Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.16 “Director” means a member of the Board.

2.17 “Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.18 “Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.

2.19 “Effective Date” means August 1, 2018 or such later date as this Plan is initially approved by the Company’s stockholders.

2.20 “Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.21 “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.22 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

3

2.23 “Fair Market Value” means, with respect to the Common Stock, as of any date a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock as reported on the NYSE American or other established stock exchange (or exchanges) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, then as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service, on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days that is within thirty (30) days before or after the applicable valuation date, as determined by the Committee in its discretion, provided that with respect to establishing the exercise price of an Option or Stock Appreciation Right, the Committee shall irrevocably commit to grant such Award prior to the period during which the Fair Market Value is determined. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing sale price of the Common Stock as of the immediately preceding trading date at the end of the regular trading session, as reported by the NYSE American or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the immediately preceding trading date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.24 “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.25 “Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.26 “Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.

2.27 “Non-Employee Director” means a Director who is not an Employee.

2.28 “Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.29 “Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.

2.30 “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

4

2.31 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

2.32 “Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.

2.33 “Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

2.34 “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.35 “Performance Goals” mean with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

2.36 “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.37 “Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.

2.38 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.39 “Plan” means the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan, as may be amended from time to time.

2.40 “Plan Year” means the Company’s fiscal year.

2.41 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.42 “Prior Plan” means the Amended and Restated Xtant Medical Equity Incentive Plan.

2.43 “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.44 “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

5

2.45 “Retirement,” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce.

2.46 “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.47 “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company upon exercise, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

2.48 “Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.

2.49 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.50 “Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

2.51 “Tax Laws” has the meaning set forth in Section 22.8 of this Plan.

3. Plan Administration.

3.1 The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

3.2 Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a) To designate the Eligible Recipients to be selected as Participants;

6

(b) To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

(c) To determine the time or times when Awards will be granted;

(d) To determine the duration of each Award;

(e) To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;

(f) To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(g) To determine Fair Market Value in accordance with Section 2.23 of this Plan;

(h) To amend this Plan or any Award Agreement, as provided in this Plan;

(i) To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(j) To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(k) To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(l) To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both; and

(m) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

7

3.3 Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. At all times, the delagatee appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee.

3.4 No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.5 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (iii) other Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

3.5 Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (a) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which stockholder approval would then be required pursuant to Section 19.2 of this Plan.

4. Shares Available for Issuance.

4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 2,807,747 shares.

8

4.2 Limits on Incentive Stock Options and Non-Employee Director Awards. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.5 of this Plan,

(a) the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan may not exceed 1,307,747 shares; and

(b) the maximum aggregate number of shares of Common Stock granted as an Award to any Non-Employee Director in any one Plan Year will be 100,000 shares; provided that such limit will not apply to any election of a Non-Employee Director to receive shares of Common Stock in lieu of all or a portion of any annual Board, committee, chair or other retainer, or any meeting fees otherwise payable in cash.

4.3 Accounting for Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Shares of Common Stock subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, will be available again for grant under this Plan. To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

4.4 Adjustments to Shares and Awards.

(a) In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of Common Stock the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.4 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

9

(b) Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2 of this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

5. Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

6. Options.

6.1 Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

6.2 Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

10

6.4 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5 Payment of Exercise Price.

(a) The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b) In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.

(c) For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

11

7. Stock Appreciation Rights.

7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

7.2 Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3 Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

7.4 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.5 Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

7.6 Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7 Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

12

8. Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

8.2 Award Agreement. Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

8.3 Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the shares of Common Stock by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.

8.4 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the shares of Common Stock underlying such Restricted Stock Award during the Period of Restriction. A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.

8.5 Dividend Rights.

(a) Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders. Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

13

(b) Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

8.6 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7 Lapse of Restrictions; Settlement. Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.8 Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9. Performance Awards.

9.1 Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

14

9.2 Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, shares of Common Stock, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

9.3 Vesting. Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

9.4 Earning of Performance Award Payment. Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.

9.5 Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in shares of Common Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award. Any shares of Common Stock or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

9.6 Evaluation of Performance. The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

15

9.7 Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.4(a) of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

9.8 Dividend Rights. Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

10.  Non-Employee Director Awards.

10.1 Automatic and Non-Discretionary Awards to Non-Employee Directors. Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

10.2 Deferral of Award Payment; Election to Receive Award in Lieu of Retainers. The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time. In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.

11.  Other Stock-Based Awards.

11.1 Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

16

11.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

11.3 Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

12.  Dividend Equivalents.

Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividend or Dividend Equivalents will be paid out with respect to any unvested Awards.

13.  Effect of Termination of Employment or Other Service.

13.1 Termination Due to Cause. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause:

(a) All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;

(b) All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c) All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.

17

13.2 Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a) All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

(b) All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and

(c) All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period. The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

13.3 Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a) All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited. If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right).

18

(b) All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited;

(c) All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.

13.4 Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.4, 13.5, 15 or 19 of this Plan).

19

13.5 Additional Forfeiture Events.

(a) Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.

(b) Forfeiture or Clawback of Awards Under Applicable Law and Company Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by Applicable Law or under the requirements of any stock exchange or market upon which the shares of Common Stock are then listed or traded. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

14.  Payment of Withholding Taxes.

14.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.

20

14.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

15.  Change in Control.

15.1 Definition of Change in Control. Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:

(a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity’s governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(b) The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(c) a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

15.2 Effect of Change in Control. Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:

21

(a) require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.4;

(b) provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or

(c) require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

15.3 Alternative Treatment of Incentive Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

22

15.4 Limitation on Change in Control Payments. Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

15.5 Exceptions. Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15. The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner. The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.

16.  Rights of Eligible Recipients and Participants; Transferability.

16.1 Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

16.2 No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.

16.3 Rights as a Stockholder. Except as otherwise provided in the Award Agreement, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares of Common Stock and then subject to any restrictions or limitations as provided herein or in the Award Agreement.

16.4 Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

23

(b) A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d) The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

16.5 Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

24

17.  Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

18.  Deferred Compensation; Compliance with Section 409A.

It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.

19.  Amendment, Modification and Termination.

19.1 Generally. Subject to other subsections of this Section 19 and Sections 3.4 and 19.3 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Award, extend the term of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

25

19.2 Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable state corporate laws or regulations, applicable federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) increase any limitation set forth in this Plan on the number of shares of Common Stock which may be issued or the aggregate value of Awards which may be made, in respect of any type of Award to any single Participant during any specified period; (v) modify the eligibility requirements for Participants in this Plan; or (vi) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

19.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.4, 9.7, 13, 15, 18 or 19.4 of this Plan.

19.4 Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under this Plan without further consideration or action.

20.  Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

21.  Effective Date and Duration of this Plan.

This Plan is effective as of the Effective Date. This Plan will terminate at midnight on the day before the ten (10) year anniversary of the Effective Date, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

22.  Miscellaneous.

22.1 Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

22.2 Relationship to Other Benefits. Neither Awards made under this Plan nor shares of Common Stock or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

26

22.3 Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

22.4 Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

22.5 Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

22.6 Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Award Agreement is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

22.7 Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

22.8 No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

22.9 Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

22.10 Indemnification. Subject to any limitations and requirements of Delaware law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

27

XTANT MEDICAL

XTANT MEDICAL HOLDINGS, INC.
664 CRUISER LANE
BELGRADE, MT 59714

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on October 29, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on October 29, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 John Bakewell 02 Michael Eggenberg 03 Robert McNamara 04 Jeffrey Peters 05 Matthew Rizzo

The Board of Directors recommends you vote EVERY 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
6. To indicate, on an advisory basis, whether future votes to approve executive compensation should occur every one, two, or three years.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the annual meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000429337_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

XTANT MEDICAL HOLDINGS, INC.
Annual Meeting of Stockholders
October 30, 2019 at 9:00 a.m. (Eastern Time)
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Jeffrey Peters and Greg Jensen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of XTANT MEDICAL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 9:00 a.m. (Eastern Time), on October 30, 2019, at the offices of Fox Rothschild LLP, located at 101 Park Avenue, 17th Floor, New York, New York 10178, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000429337_2 R1.0.1.18